                           CERTIFICATE OF DISSOLUTION

                                       OF

                           VORNADO OPERATING COMPANY


     Vornado Operating Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"),

     DOES HEREBY CERTIFY:

     FIRST:  The name of the Company is Vornado Operating Company.

     SECOND:  That dissolution was authorized on December 17, 2004.

     THIRD: That dissolution has been authorized by all of the members of the Board of Directors of the Company and by the stockholders of the Company in accordance with the provisions of subsections (a) and (b) of Section 275 of the General Corporation Law of the State of Delaware.

     FOURTH: That the names and addresses of the directors and officers of the Company are as follows:

                                   DIRECTORS


NAME                      ADDRESS
Steven Roth               c/o Vornado Operating Company
                          210 Route 4 East
                          Paramus, New Jersey 07652

Douglas H. Dittrick       c/o Vornado Operating Company
                          210 Route 4 East
                          Paramus, New Jersey 07652

Michael D. Fascitelli     c/o Vornado Operating Company
                          210 Route 4 East
                          Paramus, New Jersey 07652

Martin N. Rosen           c/o Vornado Operating Company
                          210 Route 4 East
                          Paramus, New Jersey 07652


Richard R. West          c/o Vornado Operating Company
                         210 Route 4 East
                         Paramus, New Jersey 07652

Russell B. Wight, Jr.    c/o Vornado Operating Company
                         210 Route 4 East
                         Paramus, New Jersey 07652



                                    OFFICERS


NAME                      ADDRESS                            OFFICE HELD
Steven Roth               c/o Vornado Operating Company      Chairman of the Board and
                          210 Route 4 East                   Chief Executive Officer
                          Paramus, New Jersey 07652

Michael D. Fascitelli     c/o Vornado Operating Company      President
                          210 Route 4 East
                          Paramus, New Jersey 07652

Joseph Macnow             c/o Vornado Operating Company      Executive Vice President and
                          210 Route 4 East                   Chief Financial Officer
                          Paramus, New Jersey 07652

Alan J. Rice              c/o Vornado Operating Company      Corporate Secretary
                          210 Route 4 East
                          Paramus, New Jersey 07652

Richard Reczka            c/o Vornado Operating Company      Vice President - Controller
                          210 Route 4 East
                          Paramus, New Jersey 07652

Craig Stern               c/o Vornado Operating Company      Assistant Secretary
                          210 Route 4 East
                          Paramus, New Jersey 07652

Steven Santora            c/o Vornado Operating Company      Assistant Secretary
                          210 Route 4 East
                          Paramus, New Jersey 07652


    IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by Alan J. Rice, its Corporate Secretary, this 29th day of December, 2004.


                                           By:  /s/Alan J. Rice
                                              --------------------------
                                              Name:  Alan J. Rice
                                              Title: Corporate Secretary



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